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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 8, 1996 included in Premiere Technologies, Inc.'s Report on Form 8-K into the Company's Registration Statement File No. 333-11281.


/s/ Arthur Andersen LLP.

Atlanta, Georgia
December 2, 1996